SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2018

Date of Report

(Date of Earliest Event Reported)

DIVERSE DEVELOPMENT GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55634	30-0993789
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4819 Wood Pointe Way

Sarasota, Florida 34233

(Address of principal executive offices) (zip code)

617-510-1777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Management Services Agreement with Sered River North, LLC

On July 31, 2018, Diverse Development Group, Inc. (the “Company”) entered into a Management Services Agreement with Sered North River LLC, a Florida limited liability company (“Sered North”), to provide property management services in connection with the property located at 0 North River Road in Venice, Florida (the “Property”). In exchange for the services to be provided under the Management Services Agreement, the Company shall be paid management fees equal to 10 percent (10%) of the gross revenues received on behalf of Sered North on account of the Property on a monthly basis. The Management Services Agreement will remain in effect indefinitely unless otherwise terminated. The Management Services Agreement may be terminated without cause upon 90 days’ written notice by either party, for cause upon notice of material breach if not cured within 30 days,’ or immediately upon the insolvency of either party.

Christopher Kititsis, the sole officer and director of the Company, is also the Managing Member of Sered North River LLC.

ITEM 5.06 Change in Shell Company Status

In connection with the Company’s entry into the Management Services Agreement, as reported in Item 1.01 (which is incorporated by reference), the Company has commenced operations and has ceased to be a “shell company,” as that term is defined in Rule 12b-2 of the Securities Exchange Act.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

10.1*	Management Services Agreement between Diverse Development Group, Inc. and Sered North River LLC

__________

*	Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVERSE DEVELOPMENT GROUP, INC.

Date: August 1, 2018	By:	/s/ Christopher Kiritsis
Christopher Kiritsis
President

3